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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    January 19, 2006
                                                 ---------------------------


                         Parkvale Financial Corporation
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             (Exact Name of Registrant as Specified in its Charter)



Pennsylvania                             0-17411                 25-1556590
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(State or other jurisdiction           (Commission             (IRS Employer
of incorporation)                      File Number)          Identification No.)


4220 William Penn Highway, Monroeville, Pennsylvania                   15146
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 (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (412) 373-7200
                                                  -----------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS


At their meetings held on January 19, 2006, the Boards of Directors of Parkvale Financial Corporation (the "Corporation") and its subsidiary, Parkvale Savings Bank (the "Bank"), appointed Stephen M. Gagliardi to serve as a Director effective February 1, 2006 until the annual meetings of stockholders of the Corporation and the Bank on October 26, 2006, at which meetings Mr. Gagliardi will stand for re-election for a three-year term expiring in 2009. In addition, Mr. Gagliardi will serve on the Executive Committees of the Corporation and the Bank and on the Bank's Site-Building Committee.

Mr. Gagliardi's appointment is the result of the Advisory Board of Advance Financial Bancorp's nomination of Mr. Gagliardi for consideration for a seat on the Parkvale Boards within 12 months following the effective time of the merger of Advance Financial Bancorp into the Corporation in accordance with Section 4.12(k) of the Agreement and Plan of Reorganization. The merger was effective on December 31, 2004.

Mr. Gagliardi was formerly President and Chief Executive Officer of Advance Financial Bancorp. Mr. Gagliardi has over 34 years of banking experience. He joined Advance Financial Savings Bank, the wholly owned subsidiary of Advance Financial Bancorp, in 1978 as Executive Vice President, moving toward directorship in 1982 and President, Chief Executive Officer and Chairman of the Board in 1985. During his tenure, the assets of Advance Financial grew from $11 million to $320 million.

Mr. Gagliardi is 58 years old, married over 25 years, a resident of Wellsburg, Brooke County, West Virginia, and a very active member of the Brooke County community. Wellsburg is the former headquarters location of Advance Financial.

There are no transactions between the Corporation and Mr. Gagliardi which are required to be disclosed pursuant to Item 404(a) of Regulation S-K.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PARKVALE FINANCIAL CORPORATION


                                By: /s/ Robert J. McCarthy, Jr.
                                    -----------------------------
                                    Name:Robert J. McCarthy, Jr.
                                    Title: President and Chief Executive Officer

Date: January 25, 2006